UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2002

COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-4329	34-4297750

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, OH	45840

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 423-1231

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
SIGNATURE

Item 9. Regulation FD Disclosure

     On August 13, 2002, in compliance with Order 4-460 (the “Order”) issued by the Securities and Exchange Commission on June 27, 2002, Thomas A. Dattilo, Chief Executive Officer, and Philip G. Weaver, Chief Financial Officer, of Cooper Tire & Rubber Company (the “Company”), each filed the certified statements required to be filed under the Order, in the form set forth below under the caption “FORM OF CERTIFICATION.” No statements were filed describing any facts and circumstances that would make the certified statements incorrect.

The statements declare that their contents were reviewed with the Audit Committee.

FORM OF CERTIFICATION

(1)	To the best of my knowledge, based upon a review of the covered reports of Cooper Tire & Rubber Company, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	The Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Commission of Cooper Tire & Rubber Company;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Cooper Tire & Rubber Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

(End of “FORM OF CERTIFICATION”)

(Note: The Company has not been required to correct or supplement any of its filings, nor have there been any amendments to any such filings.)

Additionally, the certifications of the Chief Executive Officer and Chief Financial Officer required under Section 906 of the Sarbanes-Oxley Act of 2002 were included as exhibits to the Company’s Quarterly Report on Form 10-Q, which was filed with the Commission on August 9, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Richard N. Jacobson Richard N. Jacobson Assistant Corporate Secretary and Assistant General Counsel

Date: August 13, 2002